                                                                     EXHIBIT 4.0


                              THE HAVANA GROUP, INC.

                INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

THGI

CUSIP 419209 10 1
SEE REVERSE FOR CERTAIN DEFINITIONS

THIS CERTIFIES that

is the owner of

  FULLY-PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK, $.001 PAR VALUE, OF

   THE HAVANA GROUP, INC. transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this certificate properly endorsed. This certificate is not valid until countersigned and registered by the Transfer Agent and Registrar.

   WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

             Dated:


(Company Seal)



/s/ Illegible                               /s/ Illegible

 Secretary                                   President







Countersigned and Registered:
HARRIS TRUST COMPANY OF NEW YORK

Transfer Agent
and Registrar

By
Authorized Officer

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The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM -- as tenants in common

TEN ENT -- as tenants by the entireties

JT TEN  -- as joint tenants with right of
           survivorship and not as tenants
           in common

UNIF TRANS MIN ACT--                     Custodian                     Under
                    --------------------           --------------------
                          (Cust)                          (Minor)

                    the                  Transfers to Minors Act
                        ----------------
                             (State)

Additional abbreviations may also be used though not in the above list.



For value received,                 hereby sell, assign and transfer unto
                   ----------------


PLEASE INSERT SOCIAL SECURITY OR OTHER
   IDENTIFYING NUMBER OF ASSIGNEE
------------------------------------------

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(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

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common shares represented by the within Certificate, and do hereby irrevocably constitute and appoint

--------------------------------------------------------------------    Attorney
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated
     -------------------

                                      -----------------------------------------
                                      NOTICE: THE SIGNATURE TO THIS ASSIGNMENT
                                      MUST CORRESPOND WITH THE NAME AS WRITTEN
                                      UPON THE FACE OF THE CERTIFICATE IN
                                      EVERY PARTICULAR, WITHOUT ALTERATION OR
                                      ENLARGEMENT OR ANY CHANGE WHATEVER.


Signature Guaranteed:
                     --------------------------------------------

                     THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN
                     ELIGIBLE GUARANTOR INSTITUTION (BANKS,
                     STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS
                     AND CREDIT UNIONS WITH MEMBERSHIP IN AN
                     APPROVED SIGNATURE  GUARANTEE MEDALLION
                     PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.